UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 13, 2008

Max Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	000-33047	98-0584464
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Max House, 2 Front Street, Hamilton, Bermuda	HM 11
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 13, 2008 Max Capital Group Ltd. (the “Registrant”), as initial account party, applicant and guarantor, entered into a Credit Facility Agreement with ING Bank N.V., London Branch, as agent, issuing bank and security trustee (the “Facility”). The Facility is entered into as part of the Registrant’s acquisition (the “Acquisition”) of Imagine Group (UK) Limited (“Imagine UK”) pursuant to the Share Purchase Agreement, dated July 24, 2008, between the Registrant and Imagine Insurance Company Limited. Following completion of the Acquisition, Imagine UK is expected to become the substitute account party and applicant under the Facility.

The Facility will provide up to GBP 90 million for the issuance of letters of credit to provide funds at Lloyd’s to support Lloyd’s syndicate commitments of Imagine UK and its subsidiaries following completion of the Acquisition. The Facility will be partially secured by investment collateral and reinsurance recoverables.

The Facility contains customary restrictive covenants, including limitations on the (i) incurrence of additional indebtedness, (ii) acquisition or sale of assets, (iii) leverage ratios and (iv) minimum net worth. The Facility also contains customary conditions, representations and warranties, events of default and indemnification provisions.

The foregoing summary is qualified in its entirety by reference to the Facility, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.

On October 13, 2008, the Registrant issued a news release providing guidance on its investment portfolio and made available the supplemental information in the slides attached to this report as Exhibit 99.2. A copy of the news release and the slides are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibits 99.1 and 99.2) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Credit Facility Agreement, dated October 13, 2008, by and among Max Capital Group Ltd. as initial account party, applicant and guarantor, ING Bank N.V., London Branch, as agent, issuing bank and security trustee.

99.1	News Release dated October 13, 2008.

99.2	Supplemental Information Slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Capital Group Ltd.

October 15, 2008	By:	/s/ Joe Roberts
		Name:	Joe Roberts
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

10.1	Credit Facility Agreement, dated October 13, 2008, by and among Max Capital Group Ltd. as initial account party, applicant and guarantor, ING Bank N.V., London Branch, as agent, issuing bank and security trustee.

99.1	News Release dated October 13, 2008.

99.2	Supplemental Information Slides.